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                                                                                                                       EXHIBIT 7 (b)

[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

Proposed Insured: Mr. M'VP 6 Simple Avg                   Death Benefit Option = Level                            Presented By:
Male, Age 45                                              Total Initial Face Amount = 412,370
Select Nonsmoker                                          Premium Payment Interval = Annual

                                                           Summary Page
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                                    Current Policy Charges (1)                         Guaranteed Policy Charges (2)
                                    Assuming Hypothetical Gross    Assuming Hypothetical Gross          Assuming Hypothetical Gross
                                    Annual Investment Return of    Annual Investment Return of          Annual Investment Return of
                                         6.00% (5.02% Net)              0.00% (-0.92% Net)                  6.00% (5.02% Net)
                                    ------------------------------------------------------------------------------------------------
                             [Net
                            Loans                  Net         Net                   Net        Net                   Net        Net
    Annual-   Premiums  and With-   Accum'd     Surr'r       Death    Accum'd     Surr'r      Death    Accum'd     Surr'r      Death
       ized    Plus 5%    drawals     Value      Value     Benefit      Value      Value    Benefit      Value      Value    Benefit
Yr  Premium   Interest     (BOY)]     (EOY)      (EOY)       (EOY)      (EOY)      (EOY)      (EOY)      (EOY)      (EOY)      (EOY)
-----------------------------------------------------------------------------------------------------------------------------------
 1   10,000     10,500       0        7,508      6,734     412,370      5,452      4,677    412,370      5,883      5,108    412,370
 2   10,000     21,525       0       15,286     14,597     412,370     10,707     10,018    412,370     11,910     11,221    412,370
 3   10,000     33,101       0       23,352     22,749     412,370     15,758     15,155    412,370     18,081     17,478    412,370
 4   10,000     45,256       0       31,767     31,251     412,370     20,604     20,087    412,370     24,404     23,888    412,370
 5   10,000     58,019       0       40,567     40,137     412,370     25,241     24,811    412,370     30,896     30,466    412,370
 6   10,000     71,420       0       49,781     49,436     412,370     29,673     29,328    412,370     37,560     37,216    412,370
 7   10,000     85,491       0       59,433     59,175     412,370     33,868     33,610    412,370     44,380     44,122    412,370
 8   10,000    100,266       0       69,544     69,372     412,370     37,808     37,636    412,370     51,345     51,173    412,370
 9   10,000    115,779       0       80,135     80,049     412,370     41,464     41,378    412,370     58,441     58,355    412,370
10   10,000    132,068       0       91,221     91,221     412,370     44,805     44,805    412,370     65,651     65,651    412,370

15   10,000    226,575       0      164,568    164,568     412,370     65,140     65,140    412,370    113,814    113,814    412,370
20   10,000    347,193       0      258,103    258,103     412,370     74,026     74,026    412,370    168,514    168,514    412,370
25   10,000    501,135       0      383,213    383,213     444,528     63,592     63,592    412,370    231,308    231,308    412,370
30   10,000    697,608       0      546,142    546,142     584,371     16,936     16,936    412,370    309,519    309,519    412,370
35   10,000    948,363       0      757,426    757,426     795,297         ##         ##         ##    425,588    425,588    446,868

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense charges and the hypothetical gross earnings rate assumption described in the section entitled Gross
Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first zero year from the date they are issued.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr.M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                              Newport Beach, CA 92660

                                 MVP - GPT - NonGI                 Page: 1 Of 10
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[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN          This is an illustration and not a contract.  Although the information contained in this illustration is based on
ILLUSTRATION,       certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained
NOT A CONTRACT      from the applicant's own counsel or other advisor.

                    This illustration is prepared for presentation in the state of CA.

ILLUSTRATED
BENEFITS:                                             Death Benefit Option

                                              Start           End           Option
                                                 1             75           Level

                                                    Base Policy Face Amount

                                              Start           End           Amount
                                                 1             75          412,370

PREMIUM             Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:          payment interval.
ANNUAL

TIMING OF           All values assume premiums and loan interest are paid when due.  If a payment is received without being
PAYMENTS            designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS               You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                 Hypothetical Gross Earnings Rate

                                            Start         End         Gross         Net
                                                1          75         6.00%       5.02%

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 2 Of 10
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[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                    The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT         This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION          variable investment options.  The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values
                    in this illustration reflect an average daily investment advisory fee equivalent to an annual rate of 0.83% of the aggregate average daily net assets of the fund. The policy values also reflect net operating expenses (after any offset for custodian credits and excluding any foreign taxes) at an annual rate of 0.09% of the aggregate average daily net assets of the portfolios. The total aggregate annualized expenses for the periods ending
                    December 31, 2000 (including investment advisory fees and excluding any foreign taxes) is 0.92%.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 3 Of 10
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[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                                 Portfolio                        Investment    Operating
                                                                Advisory Fee     Expenses
                                 Aggressive Equity                     0.80%        0.04%
                                 Aggressive Growth                     1.00%        0.06%
                                 Blue Chip                             0.95%        0.06%
                                 Capital Opportunities                 0.80%        0.06%
                                 Diversified Research                  0.90%        0.08%
                                 Emerging Markets                      1.10%        0.20%
                                 Equity                                0.65%        0.04%
                                 Equity Income                         0.95%        0.10%
                                 Equity Index                          0.25%        0.04%
                                 Financial Services                    1.10%        0.10%
                                 Focused 30                            0.95%        0.10%
                                 Global Growth                         1.10%        0.19%
                                 Growth LT                             0.75%        0.04%
                                 Health Sciences                       1.10%        0.10%
                                 High Yield Bond                       0.60%        0.04%
                                 I-Net Tollkeeper                      1.40%        0.06%
                                 Inflation Managed                     0.60%        0.02%
                                 International Large-Cap               1.05%        0.12%
                                 International Value                   0.85%        0.11%
                                 Large-Cap Core                        0.65%        0.04%
                                 Large-Cap Value                       0.85%        0.05%
                                 Managed Bond                          0.60%        0.04%
                                 Mid-Cap Growth                        0.90%        0.06%
                                 Mid-Cap Value                         0.85%        0.03%
                                 Money Market                          0.34%        0.04%
                                 Multi-Strategy                        0.65%        0.04%
                                 REIT                                  1.10%        0.04%
                                 Research                              1.00%        0.10%
                                 Small-Cap Equity                      0.65%        0.04%
                                 Small-Cap Index                       0.50%        0.10%
                                 Strategic Value                       0.95%        0.10%
                                 Technology                            1.10%        0.08%
                                 Telecommunications                    1.10%        0.08%

                                 Brandes International Equity          0.80%        0.25%
                                 Clifton Enhanced U.S. Equity          0.44%        0.25%
                                 Frontier Capital Appreciation         0.90%        0.25%
                                 Turner Core Growth                    0.45%        0.25%

                       The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2000. The operating expenses for
                       Aggressive Growth, Blue Chip, Capital Opportunities, Equity Income, Financial Services, Global Growth, Health
                       Sciences, Mid-Cap Growth, Research, Technology, Business Opportunity Value, and Telecommunications are
                       estimated. The Inflation Managed portfolio was formerly called the Government Securities portfolio. The
                       Large-Cap Core portfolio was formerly called the Equity Income portfolio.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 4 Of 10
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[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                   Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                   Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

NET ANNUAL         After deduction of the investment advisory fees and other operating expenses, illustrated gross annual investment
RETURN             returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.92% and 5.02% respectively.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT      Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and Fixed
OPTION(S)          LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is 3.00%.
                   The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                   There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                   .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                   .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                   .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                   .  Fixed Account:    Transfers into the Fixed Account in any 12-month period are limited to the greater of $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.
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                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 5 Of 10
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

[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                        . Fixed LT Account:  Transfers into the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                        There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                        For more information on the Fixed Account Option(s), please consult the product prospectus.

                        This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND          A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES                 charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                        The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS               No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.
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Presented by:                                         For: Mr. M'VP 6 Simple Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 6 Of 10
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

[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
LOANS/PARTIAL           [Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS             available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                        This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                        3.25% in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific
                        Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution.
                        However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value.
                        The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                        The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                        A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.]

FUTURE ACTION           If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER             [Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).]

COLUMN                  Accumulated      The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND         Value            amounts set aside in the Loan Account, including any accrued earned interest, as of
KEY TERMS                                the end of the policy year.

                        Age (BOY)        The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                        BOY              Beginning of year.
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Presented by:                                         For: Mr. M'VP 6 Simple Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 7 Of 10
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

[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                        Cash                 The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                        Surrender            year.
                        Value (EOY)

                        Cum. Premium         The illustrated premiums paid each year accumulated at a hypothetical rate of return of
                        Plus 5%              5%.

                        "Current Policy      Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges"
                        columns

                        EOY                  End of year.

                        Estimated            Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Tax on               partial withdrawal.
                        Disbursements

                        Face Amount          The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account        An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        Fixed LT             An account that is part of Pacific Life's general account to which all or a portion of
                        Account              the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                        "Guaranteed          Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy Charges"      assumed hypothetical gross earnings rate.
                        columns

                        Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan      The loan amount taken in cash from a policy. This does not include loans taken to pay
                        (BOY)                loan interest.

                        Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                        Net Death            The amount payable upon the insured's death. The death benefit proceeds are always
                        Benefit (EOY)        reduced by any outstanding loan balance and increased by any applicable rider benefits.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

                  Pacific Life Insurance Company, 700 Newport
                     Center Drive, Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 8 Of 10
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

[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                   Partial              A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                   Withdrawal           partial withdrawals are based on current policy charges and hypothetical gross earnings
                   (BOY)                rate assumptions and may not be available if actual experience is different from the assumptions.

                   Premium Outlay       Annualized premiums that are the sum of the periodic payments you plan to make each year.

                   Variable             A separate account of Pacific Life or a subaccount of such a separate account, which is
                   Investment           used only to support the variable death benefits and policy values of variable life
                   Options              insurance policies, and the assets of which are segregated from the Pacific Life's general account and our other separate accounts.

TAX INFORMATION    Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                   and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                   The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                       Assumed Income Tax Rate

                                              Start             End               Rate
                                                  1              75             31.00%

                   Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                   Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single
                   Premium at issue is $111,480.30 and the Guideline Level Premium at issue is $10,000.00 per year. Failure to qualify as life insurance will have adverse tax consequences.

                   Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                   deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first
                   15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies.
                   Withdrawals and policy loans may reduce policy values and death benefits.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 9 Of 10

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

[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                   If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                   If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                   Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,087.72.

                   Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                   Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                   Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                   Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                   If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                   Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                   WOULD NOT BECOME A MEC.

PREMIUM LIMITS               Initial Guideline Single Premium:         $111,480.30
SUMMARY                      Initial Guideline Level Premium:          $ 10,000.00
                             Initial Seven Pay Premium:                $ 23,087.72

                   When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                             END OF SUMMARY PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                 Page: 10 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

Proposed Insured: Mr. M'VP 12 Simple Avg                Death Benefit Option = Level                Presented By:
Male, Age 45                                            Total Initial Face Amount = 412,370
Select Nonsmoker                                        Premium Payment Interval = Annual

                                                        Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                     Current Policy Charges (1)                          Guaranteed Policy Charges (2)
                                    Assuming Hypothetical Gross         Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                    Annual Investment Return of         Annual Investment Return of      Annual Investment Return of
                                         12.00% (10.97% Net)                 0.00% (-0.92% Net)              12.00% (10.97% Net)
                                    ------------------------------------------------------------------------------------------------
                               [Net
                              Loans                 Net       Net                 Net        Net                    Net          Net
     Annual-    Premiums  and With-   Accum'd    Surr'r     Death   Accum'd    Surr'r      Death     Accum'd       Surr'r      Death
        ized     Plus 5%    drawals     Value     Value   Benefit     Value     Value    Benefit       Value        Value    Benefit
Yr   Premium    Interest     (BOY)]     (EOY)     (EOY)     (EOY)     (EOY)     (EOY)      (EOY)       (EOY)        (EOY)      (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1    10,000      10,500       0       7,990      7,216   412,370     5,452     4,677    412,370       6,316        5,541    412,370
 2    10,000      21,525       0      16,743     16,055   412,370    10,707    10,018    412,370      13,169       12,480    412,370
 3    10,000      33,101       0      26,353     25,750   412,370    15,758    15,155    412,370      20,611       20,008    412,370
 4    10,000      45,256       0      36,965     36,448   412,370    20,604    20,087    412,370      28,724       28,207    412,370
 5    10,000      58,019       0      48,706     48,276   412,370    25,241    24,811    412,370      37,587       37,157    412,370
 6    10,000      71,420       0      61,711     61,367   412,370    29,673    29,328    412,370      47,284       46,940    412,370
 7    10,000      85,491       0      76,126     75,868   412,370    33,868    33,610    412,370      57,890       57,631    412,370
 8    10,000     100,266       0      92,107     91,935   412,370    37,808    37,636    412,370      69,496       69,324    412,370
 9    10,000     115,779       0     109,826    109,740   412,370    41,464    41,378    412,370      82,208       82,121    412,370
10    10,000     132,068       0     129,472    129,472   412,370    44,805    44,805    412,370      96,140       96,140    412,370

15    10,000     226,575       0     276,573    276,573   412,370    65,140    65,140    412,370     202,532      202,532    412,370
20    10,000     347,193       0     526,855    526,855   642,763    74,026    74,026    412,370     386,172      386,172    471,130
25    10,000     501,135       0     955,249    955,249 1,108,089    63,592    63,592    412,370     692,323      692,323    803,094
30    10,000     697,608       0   1,681,325  1,681,325 1,799,018    16,936    16,936    412,370   1,194,489    1,194,489  1,278,104
35    10,000     948,363       0   2,917,741  2,917,741 3,063,628        ##        ##         ##   2,029,022    2,029,022  2,130,473

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender
Value' column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense charges and the hypothetical gross earnings rate assumption described in the section entitled Gross
Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first zero year from the date they are issued.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                        For: Mr. M'VP 12 Simple Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 1 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                                           Important Information About Your Illustration
------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN              This is an illustration and not a contract.  Although the information contained in this illustration is
ILLUSTRATION,           based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice
NOT A CONTRACT          should be obtained from the applicant's own counsel or other advisor.

                        This illustration is prepared for presentation in the state of CA.

ILLUSTRATED                                                Death Benefit Option
BENEFITS:
                                                  Start       End              Option
                                                      1        75              Level

                                                          Base Policy Face Amount

                                                  Start       End              Amount
                                                      1        75             412,370

PREMIUM             Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each premium
FREQUENCY:          payment interval.
ANNUAL

TIMING OF           All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS            designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS               You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                        Hypothetical Gross Earnings Rate

                                                  Start       End         Gross         Net
                                                      1        75        12.00%      10.97%

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                        For: Mr. M'VP 12 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 2 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA


                      The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                      The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT           This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION            variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender
                      Values in this illustration reflect an average daily investment advisory fee equivalent to an annual rate of
                      0.83% of the aggregate average daily net assets of the fund. The policy values also reflect net operating expenses (after any offset for custodian credits and excluding any foreign taxes) at an annual rate of 0.09%
                      of the aggregate average daily net assets of the portfolios. The total aggregate annualized expenses for the periods ending December 31, 2000 (including investment advisory fees and excluding any foreign taxes) is
                      0.92%.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                       For: Mr. M'VP 12 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                 Page: 3 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA


                                 Portfolio                           Investment        Operating
                                                                   Advisory Fee         Expenses
                                 Aggressive Equity                        0.80%            0.04%
                                 Aggressive Growth                        1.00%            0.06%
                                 Blue Chip                                0.95%            0.06%
                                 Capital Opportunities                    0.80%            0.06%
                                 Diversified Research                     0.90%            0.08%
                                 Emerging Markets                         1.10%            0.20%
                                 Equity                                   0.65%            0.04%
                                 Equity Income                            0.95%            0.10%
                                 Equity Index                             0.25%            0.04%
                                 Financial Services                       1.10%            0.10%
                                 Focused 30                               0.95%            0.10%
                                 Global Growth                            1.10%            0.19%
                                 Growth LT                                0.75%            0.04%
                                 Health Sciences                          1.10%            0.10%
                                 High Yield Bond                          0.60%            0.04%
                                 I-Net Tollkeeper                         1.40%            0.06%
                                 Inflation Managed                        0.60%            0.02%
                                 International Large-Cap                  1.05%            0.12%
                                 International Value                      0.85%            0.11%
                                 Large-Cap Core                           0.65%            0.04%
                                 Large-Cap Value                          0.85%            0.05%
                                 Managed Bond                             0.60%            0.04%
                                 Mid-Cap Growth                           0.90%            0.06%
                                 Mid-Cap Value                            0.85%            0.03%
                                 Money Market                             0.34%            0.04%
                                 Multi-Strategy                           0.65%            0.04%
                                 REIT                                     1.10%            0.04%
                                 Research                                 1.00%            0.10%
                                 Small-Cap Equity                         0.65%            0.04%
                                 Small-Cap Index                          0.50%            0.10%
                                 Strategic Value                          0.95%            0.10%
                                 Technology                               1.10%            0.08%
                                 Telecommunications                       1.10%            0.08%

                                 Brandes International Equity             0.80%            0.25%
                                 Clifton Enhanced U.S. Equity             0.44%            0.25%
                                 Frontier Capital Appreciation            0.90%            0.25%
                                 Turner Core Growth                       0.45%            0.25%

                 The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2000. The operating expenses for Aggressive Growth,
                 Blue Chip, Capital Opportunities, Equity Income, Financial Services, Global Growth, Health Sciences, Mid-Cap
                 Growth, Research, Technology, Business Opportunity Value, and Telecommunications are estimated. The Inflation
                 Managed portfolio was formerly called the Government Securities portfolio. The Large-Cap Core portfolio was formerly called the Equity Income portfolio.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                       For: Mr. M'VP 12 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                   Page: 4 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                   Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                   Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

NET ANNUAL         After deduction of the investment advisory fees and other operating expenses, illustrated gross annual investment
RETURN             returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.92% and 10.97% respectively.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT      Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and Fixed
OPTION(S)          LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is 3.00%.
                   The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                   There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                   . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                   . You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                   . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                   . Fixed Account:    Transfers into the Fixed Account in any 12-month period are limited to the greater of $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 5 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                   . Fixed LT Account:    Transfers into the Fixed LT Account in any 12-month period are limited to the greater of
                                          $5,000 or 10% of your policy's accumulated value.

                   There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                   For more information on the Fixed Account Option(s), please consult the product prospectus.

                   This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND     A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES            charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                   The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS          No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 6 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

LOANS/PARTIAL      [Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS        under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                   This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25%
                   in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                   The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                   The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                   A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.]

FUTURE ACTION      If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER        [Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).]

COLUMN             Accumulated         The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND    Value               amounts set aside in the Loan Account, including any accrued earned interest, as of the end
KEY TERMS                              of the policy year.

                   Age (BOY)           The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                   BOY                 Beginning of year.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 7 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                   Cash Surrender      The Accumulated Value minus any applicable Surrender Charge as of the end of the policy year.
                   Value (EOY)

                   Cum. Premium        The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                   Plus 5%

                   "Current Policy     Reflect current policy charges at the hypothetical gross earnings rate(s).
                   Charges"
                   columns

                   EOY                 End of year.

                   Estimated           Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                   Tax on              withdrawal.
                   Disbursements

                   Face Amount         The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                   Fixed Account       An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                   Fixed LT            An account that is part of Pacific Life's general account to which all or a portion of the
                   Account             net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                   "Guaranteed         Reflect maximum policy charges at 0% hypothetical gross investment return and at an assumed
                   Policy Charges"     hypothetical gross earnings rate.
                   columns

                   Material Change     IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-
                                       Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time.
                                       In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                   Net Annual Loan     The loan amount taken in cash from a policy. This does not include loans taken to pay loan
                   (BOY)               interest.

                   Net Cash            Cash Surrender Value after deducting any outstanding loan amount.
                   Surrender Value

                   Net Death           The amount payable upon the insured's death. The death benefit proceeds are always reduced by
                   Benefit (EOY)       any outstanding loan balance and increased by any applicable rider benefits.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 8 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                   Partial             A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated partial
                   Withdrawal          withdrawals are based on current policy charges and hypothetical gross earnings rate
                   (BOY)               assumptions and may not be available if actual experience is different from the assumptions.

                   Premium Outlay      Annualized premiums that are the sum of the periodic payments you plan to make each year.

                   Variable            A separate account of Pacific Life or a subaccount of such a separate account, which is used
                   Investment          only to support the variable death benefits and policy values of variable life insurance
                   Options             policies, and the assets of which are segregated from the Pacific Life's general account and our other separate accounts.

TAX INFORMATION    Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                   and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                   The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                             Assumed Income Tax Rate

                                                   Start              End                Rate
                                                       1               75              31.00%

                   Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                   Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single
                   Premium at issue is $111,480.30 and the Guideline Level Premium at issue is $10,000.00 per year. Failure to qualify as life insurance will have adverse tax consequences.

                   Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                   deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first
                   15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies.
                   Withdrawals and policy loans may reduce policy values and death benefits.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                         For: Mr. M'VP 6 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 9 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                   If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                   If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                   Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,087.72.

                   Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                   Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                   Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                   Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                   If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                   Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                   WOULD NOT BECOME A MEC.

PREMIUM LIMITS               Initial Guideline Single Premium:       $111,480.30
SUMMARY                      Initial Guideline Level Premium:        $ 10,000.00
                             Initial Seven Pay Premium:              $ 23,087.72

                   When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                              END OF SUMMARY PAGE

Presented by:                                        For: Mr. M'VP 12 Simple Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                 Page: 10 Of 10

[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                          Flexible Premium  Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

Proposed Insured: Mr. M'VP 6 Weighted Avg             Death Benefit Option = Level                    Presented By:
Male, Age 45                                          Total Initial Face Amount = 412,370
Select Nonsmoker                                      Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                         Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross      Assuming Hypothetical Gross     Assuming Hypothetical Gross
                                        Annual Investment Return of      Annual Investment Return of     Annual Investment Return of
                                             6.00% (5.25% Net)               0.00% (-0.71% Net)                6.00% (5.25% Net)
                                      ----------------------------------------------------------------------------------------------
                                [Net
                               Loans                 Net        Net                Net        Net                    Net         Net
       Annual-   Premiums  and With-  Accum'd     Surr'r      Death   Accum'd   Surr'r      Death     Accum'd     Surr'r       Death
          ized    Plus 5%    drawals    Value      Value    Benefit     Value    Value    Benefit       Value      Value     Benefit
Yr     Premium   Interest     (BOY)]    (EOY)      (EOY)      (EOY)     (EOY)    (EOY)      (EOY)       (EOY)      (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1      10,000     10,500       0       7,526      6,752    412,370     5,467    4,692    412,370       5,899      5,124     412,370
 2      10,000     21,525       0      15,340     14,651    412,370    10,748   10,060    412,370      11,956     11,267     412,370
 3      10,000     33,101       0      23,460     22,857    412,370    15,837   15,234    412,370      18,172     17,569     412,370
 4      10,000     45,256       0      31,951     31,434    412,370    20,730   20,213    412,370      24,556     24,040     412,370
 5      10,000     58,019       0      40,849     40,419    412,370    25,425   24,995    412,370      31,127     30,697     412,370
 6      10,000     71,420       0      50,186     49,841    412,370    29,924   29,579    412,370      37,889     37,545     412,370
 7      10,000     85,491       0      59,988     59,730    412,370    34,196   33,938    412,370      44,827     44,569     412,370
 8      10,000    100,266       0      70,280     70,107    412,370    38,221   38,049    412,370      51,934     51,762     412,370
 9      10,000    115,779       0      81,083     80,997    412,370    41,971   41,885    412,370      59,195     59,109     412,370
10      10,000    132,068       0      92,417     92,417    412,370    45,414   45,414    412,370      66,597     66,597     412,370

15      10,000    226,575       0     167,713    167,713    412,370    66,409   66,409    412,370     116,265    116,265     412,370
20      10,000    347,193       0     264,896    264,896    412,370    76,195   76,195    412,370     173,820    173,820     412,370
25      10,000    501,135       0     396,273    396,273    459,677    66,876   66,876    412,370     241,933    241,933     412,370
30      10,000    697,608       0     568,716    568,716    608,527    21,562   21,562    412,370     330,763    330,763     412,370
35      10,000    948,363       0     794,686    794,686    834,420        ##       ##         ##     464,100    464,100     487,305

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense charges and the hypothetical gross earnings rate assumption described in the section entitled Gross
Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first zero year from the date they are issued.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                     For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                              Newport Beach, CA 92660

                                MVP - GPT - NonGI                Page: 1 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA


                                           Important Information About Your Illustration
------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN            This is an illustration and not a contract. Although the information contained in this illustration
ILLUSTRATION,         is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such
NOT A CONTRACT        advice should be obtained from the applicant's own counsel or other advisor.

                      This illustration is prepared for presentation in the state of CA.

ILLUSTRATED
BENEFITS:
                                                       Death Benefit Option

                                         Start                  End                  Option
                                             1                   75                  Level

                                                      Base Policy Face Amount

                                         Start                  End                  Amount
                                             1                   75                 412,370

PREMIUM               Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:            premium payment interval.
ANNUAL

TIMING OF             All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS              designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                 You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                  Hypothetical Gross Earnings Rate

                                         Start          End             Gross              Net
                                             1           75             6.00%            5.25%

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                     For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                  Page: 2 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                      The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                      The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT           This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION            variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized fund expenses (excluding any foreign taxes) incurred by the portfolios for the periods ending December 31, 2000 adjusted to reflect a decrease in fees for certain operating expenses.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                     For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                  Page: 3 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                                       Portfolio                        Investment    Operating
                                                                      Advisory Fee     Expenses
                                       Aggressive Equity                     0.80%        0.04%
                                       Aggressive Growth                     1.00%        0.06%
                                       Blue Chip                             0.95%        0.06%
                                       Capital Opportunities                 0.80%        0.06%
                                       Diversified Research                  0.90%        0.08%
                                       Emerging Markets                      1.10%        0.20%
                                       Equity                                0.65%        0.04%
                                       Equity Income                         0.95%        0.10%
                                       Equity Index                          0.25%        0.04%
                                       Financial Services                    1.10%        0.10%
                                       Focused 30                            0.95%        0.10%
                                       Global Growth                         1.10%        0.19%
                                       Growth LT                             0.75%        0.04%
                                       Health Sciences                       1.10%        0.10%
                                       High Yield Bond                       0.60%        0.04%
                                       I-Net Tollkeeper                      1.40%        0.06%
                                       Inflation Managed                     0.60%        0.02%
                                       International Large-Cap               1.05%        0.12%
                                       International Value                   0.85%        0.11%
                                       Large-Cap Core                        0.65%        0.04%
                                       Large-Cap Value                       0.85%        0.05%
                                       Managed Bond                          0.60%        0.04%
                                       Mid-Cap Growth                        0.90%        0.06%
                                       Mid-Cap Value                         0.85%        0.03%
                                       Money Market                          0.34%        0.04%
                                       Multi-Strategy                        0.65%        0.04%
                                       REIT                                  1.10%        0.04%
                                       Research                              1.00%        0.10%
                                       Small-Cap Equity                      0.65%        0.04%
                                       Small-Cap Index                       0.50%        0.10%
                                       Strategic Value                       0.95%        0.10%
                                       Technology                            1.10%        0.08%
                                       Telecommunications                    1.10%        0.08%

                                       Brandes International Equity          0.80%        0.25%
                                       Clifton Enhanced U.S. Equity          0.44%        0.25%
                                       Frontier Capital Appreciation         0.90%        0.25%
                                       Turner Core Growth                    0.45%        0.25%

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                       For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 4 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                   You have selected allocations in the investment options that reflect the weighted annualized expenses of all the available underlying portfolios as of December 31, 2000. The annualized expenses of the underlying portfolios weighted according to your selection is equivalent to an annual rate of 0.66% for investment advisory fees and
                   0.05% for operating expenses (after any offset for custodian credits and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2000. The operating expenses for Aggressive Growth, Blue Chip, Capital Opportunities, Equity Income, Financial Services,
                   Global Growth, Health Sciences, Mid-Cap Growth, Research, Technology, Business Opportunity Value, and
                   Telecommunications are estimated. The Inflation Managed portfolio was formerly called the Government Securities portfolio. The Large-Cap Core portfolio was formerly called the Equity Income portfolio.

                   Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                   Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                   The annualized expenses for all available portfolios for the periods ending December 31, 2000 reflect an average daily investment advisory fee equivalent to an annual rate of 0.83% of the aggregate average daily net assets of the fund. They also reflect net operating expenses (after any offset for custodian credits and excluding any foreign taxes) at an annual rate of 0.09% of the aggregate average daily net assets of the portfolios. The total aggregate annualized expenses for the periods ending December 31, 2000 (including investment advisory fees and excluding any foreign taxes) is 0.92%.

NET ANNUAL         After deduction of the investment advisory fees and other operating expenses, illustrated gross annual investment
RETURN             returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.71% and 5.25% respectively.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                       For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 5 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
FIXED ACCOUNT      Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and Fixed
OPTION(S)          LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is 3.00%.
                   The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                   There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                   . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
                   . You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.
                   . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                   . Fixed Account:     Transfers into the Fixed Account in any 12-month period are limited to the greater of $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                   . Fixed LT Account:  Transfers into the Fixed LT Account in any 12-month period are limited to the greater of
                                        $5,000 or 10% of your policy's accumulated value.

                   There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                   For more information on the Fixed Account Option(s), please consult the product prospectus.

                   This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND     A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES            charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                   The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS          No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                       For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 6 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
LOANS/PARTIAL      [Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS        under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                   This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25%
                   in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                   The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                   The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                   A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.]

FUTURE ACTION      If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER        [Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).]

COLUMN             Accumulated         The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND    Value               amounts set aside in the Loan Account, including any accrued earned interest, as of the end
KEY TERMS                              of the policy year.

                   Age (BOY)           The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                   BOY                 Beginning of year.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                       For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 7 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                       Cash Surrender       The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                       Value (EOY)          year.


                       Cum. Premium         The illustrated premiums paid each year accumulated at a hypothetical rate of return of
                       Plus 5%              5%.

                       "Current Policy      Reflect current policy charges at the hypothetical gross earnings rate(s).
                       Charges"
                       columns

                       EOY                  End of year.

                       Estimated Tax on     Estimated dollar amount of any tax that may be due as a result of a policy loan or
                       Disbursements        partial withdrawal.

                       Face Amount          The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                       Fixed Account        An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                       Fixed LT             An account that is part of Pacific Life's general account to which all or a portion of
                       Account              the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                       "Guaranteed          Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                       Policy Charges"      assumed hypothetical gross earnings rate.
                       columns

                       Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                       Net Annual Loan      The loan amount taken in cash from a policy.  This does not include loans taken to
                       (BOY)                pay loan interest.

                       Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                       Surrender Value

                       Net Death            The amount payable upon the insured's death. The death benefit proceeds are always
                       Benefit (EOY)        reduced by any outstanding loan balance and increased by any applicable rider benefits.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                     For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                  Page: 8 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                       Partial              A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                       Withdrawal           partial withdrawals are based on current policy charges and hypothetical gross
                       (BOY)                earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                       Premium Outlay       Annualized premiums that are the sum of the periodic payments you plan to make each year.

                       Variable             A separate account of Pacific Life or a subaccount of such a separate account, which is
                       Investment           used only to support the variable death benefits and policy values of variable life
                       Options              insurance policies, and the assets of which are segregated from the Pacific Life's general account and our other separate accounts.

TAX INFORMATION        Although the information in this illustration is based on our understanding of the Internal Revenue Code
                       (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                       The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                      Assumed Income Tax Rate

                                           Start               End                  Rate
                                               1                75                31.00%

                       Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                       Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $111,480.30 and the Guideline Level Premium at issue is $10,000.00 per year. Failure to qualify as life insurance will have adverse tax consequences.

                       Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                       deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec.
                       7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                       For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                    Page: 9 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                       If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                       If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                       Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                       taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,087.72.

                       Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                       Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                       Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                       Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                       If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                       Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                       WOULD NOT BECOME A MEC.

PREMIUM LIMITS                        Initial Guideline Single Premium:    $111,480.30
SUMMARY                               Initial Guideline Level Premium:     $ 10,000.00
                                      Initial Seven Pay Premium:           $ 23,087.72

                      When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                              END OF SUMMARY PAGE

Presented by:                                      For: Mr. M'VP 6 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                  Page: 10 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

Proposed Insured: Mr. M'VP 12 Weighted Avg              Death Benefit Option = Level                Presented By:
Male, Age 45                                            Total Initial Face Amount = 412,370
Select Nonsmoker                                        Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                       Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                       Assuming Hypothetical Gross     Assuming Hypothetical Gross      Assuming Hypothetical Gross
                                       Annual Investment Return of     Annual Investment Return of      Annual Investment Return of
                                           12.00% (11.21% Net)             0.00% (-0.71% Net)                12.00% (11.21% Net)
                                     -----------------------------------------------------------------------------------------------
                              [Net
                             Loans                   Net         Net               Net       Net                    Net      Net
    Annual-    Premiums  and With-   Accum'd      Surr'r       Death  Accum'd   Surr'r     Death     Accum'd     Surr'r     Death
       ized     Plus 5%    drawals     Value       Value     Benefit    Value    Value   Benefit       Value      Value   Benefit
Yr  Premium    Interest     (BOY)]     (EOY)       (EOY)       (EOY)    (EOY)    (EOY)     (EOY)       (EOY)      (EOY)     (EOY)
-----------------------------------------------------------------------------------------------------------------------------------
 1   10,000     10,500        0         8,009       7,235     412,370    5,467    4,692   412,370       6,333      5,558    412,370
 2   10,000     21,525        0        16,802      16,114     412,370   10,748   10,060   412,370      13,220     12,531    412,370
 3   10,000     33,101        0        26,476      25,874     412,370   15,837   15,234   412,370      20,715     20,113    412,370
 4   10,000     45,256        0        37,183      36,667     412,370   20,730   20,213   412,370      28,906     28,389    412,370
 5   10,000     58,019        0        49,055      48,625     412,370   25,425   24,995   412,370      37,875     37,444    412,370
 6   10,000     71,420        0        62,234      61,889     412,370   29,924   29,579   412,370      47,711     47,367    412,370
 7   10,000     85,491        0        76,872      76,614     412,370   34,196   33,938   412,370      58,495     58,237    412,370
 8   10,000    100,266        0        93,135      92,963     412,370   38,221   38,049   412,370      70,328     70,156    412,370
 9   10,000    115,779        0       111,207     111,121     412,370   41,971   41,885   412,370      83,319     83,233    412,370
10   10,000    132,068        0       131,288     131,288     412,370   45,414   45,414   412,370      97,598     97,598    412,370

15   10,000    226,575        0       282,454     282,454     412,370   66,409   66,409   412,370     207,252    207,252    412,370
20   10,000    347,193        0       542,257     542,257     661,553   76,195   76,195   412,370     398,685    398,685    486,396
25   10,000    501,135        0       991,518     991,518   1,150,161   66,876   66,876   412,370     720,110    720,110    835,328
30   10,000    697,608        0     1,761,043   1,761,043   1,884,316   21,562   21,562   412,370   1,252,912  1,252,912  1,340,616
35   10,000    948,363        0     3,085,285   3,085,285   3,239,549       ##       ##        ##   2,147,613  2,147,613  2,254,994

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender
Value' column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benef it less any policy debt.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense charges and the hypothetical gross earnings rate assumption described in the section entitled Gross
Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first zero year from the date they are issued.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                      For: Mr. M'VP 12 Weighted Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                    Page: 1 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                                           Important Information About Your Illustration
---------------------------------------------------------------------------------------------------------------------------
THIS IS AN            This is an illustration and not a contract. Although the information contained in this illustration
ILLUSTRATION,         is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such
NOT A CONTRACT        advice should be obtained from the applicant's own counsel or other advisor.

                      This illustration is prepared for presentation in the state of CA.

                                                              Death Benefit Option
ILLUSTRATED
BENEFITS:                                          Start               End                  Option
                                                       1                75                  Level

                                                              Base Policy Face Amount

                                                   Start               End                  Amount
                                                       1                75                 412,370

PREMIUM               Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:            premium payment interval.
ANNUAL

TIMING OF             All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS              designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                 You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                           Hypothetical Gross Earnings Rate

                                                   Start            End           Gross           Net
                                                       1             75          12.00%        11.21%

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                   For: Mr. M'VP 12 Weighted Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                             MVP - GPT - NonGI                  Page: 2 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                      The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific
                      Life, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                      The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT           This illustration assumes that all net premiums (after deduction of premium load) have been
ALLOCATION            allocated to the variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and
                      Cash Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized fund expenses (excluding any foreign taxes) incurred by the portfolios for the periods ending December 31, 2000 adjusted to reflect a decrease in fees for certain operating expenses.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                   For: Mr. M'VP 12 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                 Page: 3 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

                             Portfolio                        Investment      Operating
                                                            Advisory Fee       Expenses
                             Aggressive Equity                     0.80%          0.04%
                             Aggressive Growth                     1.00%          0.06%
                             Blue Chip                             0.95%          0.06%
                             Capital Opportunities                 0.80%          0.06%
                             Diversified Research                  0.90%          0.08%
                             Emerging Markets                      1.10%          0.20%
                             Equity                                0.65%          0.04%
                             Equity Income                         0.95%          0.10%
                             Equity Index                          0.25%          0.04%
                             Financial Services                    1.10%          0.10%
                             Focused 30                            0.95%          0.10%
                             Global Growth                         1.10%          0.19%
                             Growth LT                             0.75%          0.04%
                             Health Sciences                       1.10%          0.10%
                             High Yield Bond                       0.60%          0.04%
                             I-Net Tollkeeper                      1.40%          0.06%
                             Inflation Managed                     0.60%          0.02%
                             International Large-Cap               1.05%          0.12%
                             International Value                   0.85%          0.11%
                             Large-Cap Core                        0.65%          0.04%
                             Large-Cap Value                       0.85%          0.05%
                             Managed Bond                          0.60%          0.04%
                             Mid-Cap Growth                        0.90%          0.06%
                             Mid-Cap Value                         0.85%          0.03%
                             Money Market                          0.34%          0.04%
                             Multi-Strategy                        0.65%          0.04%
                             REIT                                  1.10%          0.04%
                             Research                              1.00%          0.10%
                             Small-Cap Equity                      0.65%          0.04%
                             Small-Cap Index                       0.50%          0.10%
                             Strategic Value                       0.95%          0.10%
                             Technology                            1.10%          0.08%
                             Telecommunications                    1.10%          0.08%

                             Brandes International Equity          0.80%          0.25%
                             Clifton Enhanced U.S. Equity          0.44%          0.25%
                             Frontier Capital Appreciation         0.90%          0.25%
                             Turner Core Growth                    0.45%          0.25%

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                     For: Mr. M'VP 12 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                             MVP - GPT - NonGI                    Page: 4 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
                   You have selected allocations in the investment options that reflect the weighted annualized expenses of all the available underlying portfolios as of December 31, 2000. The annualized expenses of the underlying portfolios weighted according to your selection is equivalent to an annual rate of 0.66% for investment advisory fees and
                   0.05% for operating expenses (after any offset for custodian credits and excluding any foreign taxes) which amounts to a total of 0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2000. The operating expenses for Aggressive Growth, Blue Chip, Capital Opportunities, Equity Income, Financial Services,
                   Global Growth, Health Sciences, Mid-Cap Growth, Research, Technology, Business Opportunity Value, and
                   Telecommunications are estimated. The Inflation Managed portfolio was formerly called the Government Securities portfolio. The Large-Cap Core portfolio was formerly called the Equity Income portfolio.

                   Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                   Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                   The annualized expenses for all available portfolios for the periods ending December 31, 2000 reflect an average daily investment advisory fee equivalent to an annual rate of 0.83% of the aggregate average daily net assets of the fund. They also reflect net operating expenses (after any offset for custodian credits and excluding any foreign taxes) at an annual rate of 0.09% of the aggregate average daily net assets of the portfolios. The total aggregate annualized expenses for the periods ending December 31, 2000 (including investment advisory fees and excluding any foreign taxes) is 0.92%.

NET ANNUAL         After deduction of the investment advisory fees and other operating expenses, illustrated gross annual investment
RETURN             returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.71% and 11.21% respectively.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect a non-guaranteed persistency credit of 0.10% beginning in year 16, increasing to 0.30% in year 21. This persistency credit is applied at the end of each policy year, based on the average annual unloaned policy accumulated value for the year. The gross and net earnings rates shown on this illustration do not reflect the impact of this credit. For the effects on the policy without this persistency credit, please refer to the guaranteed policy charge columns in the illustration.

                   The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values also reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                      For: Mr. M'VP 12 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 5 Of 10


[LOGO OF PACIFIC LIFE]                                                     M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA
FIXED ACCOUNT      Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account and Fixed
OPTION(S)          LT Account. At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is 3.00%.
                   The current rate is set at Pacific Life's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                   There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                   . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
                   . You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.
                   . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                   . Fixed Account:     Transfers into the Fixed Account in any 12-month period are limited to the greater of $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                   . Fixed LT Account:  Transfers into the Fixed LT Account in any 12-month period are limited to the greater of
                                        $5,000 or 10% of your policy's accumulated value.

                   There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                   For more information on the Fixed Account Option(s), please consult the product prospectus.

                   This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND     A Premium Load is deducted from each premium payment. The Accumulated Value is subject to several monthly
CHARGES            charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                   The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

TRANSFERS          No charge is currently imposed upon a transfer of Accumulated Value between accounts. However, Pacific Life may assess such a charge at any future date.


                     SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                      For: Mr. M'VP 12 Weighted Avg

           Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                                MVP - GPT - NonGI                  Page: 6 Of 10


[LOGO OF PACIFIC LIFE]
                                                                           M's Versatile Product - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                               Form #98-52M - For Presentation in CA

LOANS/PARTIAL       [Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be available
WITHDRAWALS         under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                    This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of 3.25%
                    in arrears. The guaranteed interest rate credited to the portion of the Accumulated Value securing the policy loan is 3.00%. This illustration reflects interest credited to the portion of the accumulated value securing the policy loan at a current effective annual rate of 3.25% beginning in policy year 6. Pacific Life reserves the right to decrease the current rate credited. For example, we may decrease the rate credited if we believe that it is necessary to maintain the policy loan as a non-taxable distribution. However we will not reduce the effective annual rate to less than the 3.00% guaranteed rate. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                    The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                    The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                    A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.]

FUTURE ACTION       If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER         [Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).]

COLUMN              Accumulated       The total value of the amounts in the Investment Options for the Policy as well as any amounts
DEFINITIONS AND     Value             set aside in the Loan Account, including any accrued earned interest, as of the end of the
KEY TERMS                             policy year.

                    Age (BOY)         The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                    BOY               Beginning of year.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                           Mr. M'VP 12 Weighted Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660
                               MVP - GPT - NonGI                   Page: 7 of 10


[LOGO OF PACIFIC LIFE]
                                                                  M's Versatile Product - GPT - Life Insurance Illustration
                                                                  Flexible Premium Variable Universal Life Insurance Policy
                                                                                      Form #98-52M - For Presentation in CA
                     Cash Surrender       The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                     Value (EOY)          year.


                     Cum. Premium         The illustrated premiums paid each year accumulated at a hypothetical rate of return of
                     Plus 5%              5%.


                     "Current Policy      Reflect current policy charges at the hypothetical gross earnings rate(s).
                     Charges"
                     columns

                     EOY                  End of year.

                     Estimated Tax on     Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                     Disbursements        withdrawal.

                     Face Amount          The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                     Fixed Account        An account that is part of Pacific Life's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                     Fixed LT             An account that is part of Pacific Life's general account to which all or a portion of the
                     Account              net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life.

                     "Guaranteed          Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                     Policy Charges"      assumed hypothetical gross earnings rate.
                     columns

                     Material Change      IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                          7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g.
                                          a change in rating class).

                     Net Annual Loan      The loan amount taken in cash from a policy.  This does not include loans
                     (BOY)                taken to pay loan interest.

                     Net Cash             Cash Surrender Value after deducting any outstanding loan amount.
                     Surrender Value

                     Net Death            The amount payable upon the insured's death.  The death benefit proceeds are
                     Benefit (EOY)        always reduced by any outstanding loan balance and increased by any applicable rider benefits.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                      For: Mr. M'VP 12 Weighted Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                              MVP - GPT - NonGI                    Page: 8 Of 10


[LOGO OF PACIFIC LIFE]
                                                                  M's Versatile Product - GPT - Life Insurance Illustration
                                                                  Flexible Premium Variable Universal Life Insurance Policy
                                                                                      Form #98-52M - For Presentation in CA
                   Partial              A partial withdrawal of a portion of the Net Cash Surrender Value. All illustrated
                   Withdrawal           partial withdrawals are based on current policy charges and hypothetical gross earnings
                   (BOY)                rate assumptions and may not be available if actual experience is different from the assumptions.

                   Premium Outlay       Annualized premiums that are the sum of the periodic payments you plan to make each year.

                   Variable             A separate account of Pacific Life or a subaccount of such a separate account, which is
                   Investment           used only to support the variable death benefits and policy values of variable life
                   Options              insurance policies, and the assets of which are segregated from the Pacific Life's general account and our other separate accounts.

TAX INFORMATION    Although the information in this illustration is based on our understanding of the Internal Revenue Code (IRC)
                   and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                   The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                       Assumed Income Tax Rate

                                              Start             End               Rate
                                                  1              75             31.00%

                   Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                   Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single
                   Premium at issue is $111,480.30 and the Guideline Level Premium at issue is $10,000.00 per year. Failure to qualify as life insurance will have adverse tax consequences.

                   Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                   deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                      SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                      For: Mr. M'VP 12 Weighted Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                   Page: 9 Of 10


[LOGO OF PACIFIC LIFE]

                                                                 M's Versatile Product - GPT - Life Insurance Illustration
                                                                 Flexible Premium Variable Universal Life Insurance Policy
                                                                                     Form #98-52M - For Presentation in CA

                   If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                   If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                   Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $23,087.72.

                   Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                   Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                   Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                   Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                   If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                   Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                   WOULD NOT BECOME A MEC.

PREMIUM LIMITS                 Initial Guideline Single Premium:      $111,480.30
SUMMARY                        Initial Guideline Level Premium:        $10,000.00
                               Initial Seven Pay Premium:              $23,087.72

                   When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

                              END OF SUMMARY PAGE

Presented by:                                      For: Mr. M'VP 12 Weighted Avg

          Pacific Life Insurance Company, 700 Newport Center Drive,
                            Newport Beach, CA 92660

                               MVP - GPT - NonGI                  Page: 10 Of 10